Exhibit 99.1

Enovix to Acquire Routejade
•Buying existing coating supplier speeds product development, manufacturing efficiency, access to leading battery materials, path to strong margins, and supports manufacturing scale-up by reducing future capital expenditure need by approximately $35 million for coating capacity.
•Establishes presence in Korea, strategically near key customers, equipment suppliers, and raw materials suppliers.
•Adds immediately accretive battery business focused on Military and IoT end markets with growth potential and opportunity to cross-sell Enovix silicon cells.
FREMONT, Calif., September 20, 2023 – Enovix Corporation (“Enovix”) (Nasdaq: ENVX), an advanced silicon battery company, today announced the acquisition of privately-held Routejade, an established Korean battery manufacturer for a total consideration of approximately 6.2 million shares of Enovix common stock and $16.5 million in cash assuming purchase of 100% of Routejade. The acquisition provides Enovix with vertical integration of electrode coating and battery pack manufacturing while adding an established lithium-ion battery business with factories in Korea, along with complementary products, customers, and suppliers. The transaction is expected to close in the fourth quarter of 2023 and be immediately accretive.
Routejade has been qualified as a supplier of coated rolls of electrodes for Enovix batteries with capacity to support the Fab2 scale-up that begins in 2024. By bringing coating capability in-house, Enovix intends to realize significant cost savings while speeding up battery development cycles as modern materials are quickly incorporated to improve energy density. Securing the coating supply chain is also intended to ensure the quality of incoming battery materials which can positively impact manufacturing yield and throughput.
Routejade brings over 20 years of experience as a manufacturer and supplier of lithium-ion batteries, targeting end markets such as wearables, hearables, medical, industrial, and the South Korean military. Routejade’s patented encapsulation technology allows for circular and asymmetric battery form factors, complementing the ability of Enovix to support multiple customer requirements.
“This is a compelling acquisition with a strong ROI profile for Enovix given the obvious financial benefits of vertically integrating coating while providing our R&D team quicker access to new materials to enhance our product roadmap and benefit customers,” said Dr. Raj Talluri, President and CEO of Enovix. “My vision is for Enovix to grow our battery performance metrics at a significantly faster rate than the industry by harnessing the materials agnostic nature of our architecture and this transaction accelerates our ability to execute that plan.”
Continued Dr. Talluri, “We are also making tremendous strides in manufacturing with yield gains in Fremont, which positions our Gen2 equipment for a strong start in 2024. We have been very impressed with Routejade’s coating know-how and believe it will only improve our ability to deliver competitive yields while producing batteries in high volume at an attractive cost structure.”
Routejade is led by CEO Mr. Kihong Park. Mr. Park has approximately 30 years of experience in Li-ion battery manufacturing businesses in Korea, including a 21-year tenure at Kokam (now SolarEdge Energy Storage Division), where he served in roles such as CTO and COO. Mr. Park will report to Dr. Talluri and continue to run the Routejade business.
“We are excited to join Enovix, a truly revolutionary company in the lithium-ion battery industry,” said Mr. Park. “The growth prospects for this business are substantial, and we look forward to playing an important role in Enovix’s journey to scale.”
Conference Call Information
Enovix will hold a video conference call at 2:00 PM PT / 5:00 PM ET today, September 20, 2023, to discuss the Routejade acquisition. To join the call, participants must use the following link to register: https://enovix-update-sept-2023.open-exchange.net/. This link will also be available via the Investor Relations section of

Exhibit 99.1
Enovix’s website at https://ir.enovix.com. An archived version of the call will be available on the Enovix investor website for one year at https://ir.enovix.com.
About Enovix
Enovix is on a mission to power the technologies of the future. Everything from IoT, mobile and computing devices, to the vehicle you drive, needs a better battery. The company’s disruptive architecture enables a battery with high energy density and capacity without compromising safety. Enovix is scaling its silicon-anode, lithium-ion battery manufacturing capabilities to meet customer demand. For more information visit www.enovix.com and follow us on LinkedIn.
Forward-Looking Statements
This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, about us and our industry that involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “will,” “goal,” “prioritize,” “plan,” “target,” “expect,” “focus,” “look forward,” “opportunity,” “believe,” “estimate,” “continue,” “anticipate,” and “pursue” or the negative of these terms or similar expressions. Forward-looking statements include, but are not limited to, statements regarding our expectations regarding, and our ability to respond to, market and customer demand, our customers’ releases of products using our batteries, our financial and business performance, projected improvements in our manufacturing, commercialization and R&D activities. Forward looking statements also include the following regarding the acquisition of Routejade: our expectations regarding Routejade’s coating capabilities, the business expectations of Routejade, the ability to realize synergies from Routejade, the ability to accelerate product development, the ability to realize materials cost-down efforts, the reduction of future capital expenditures by $35 million for coating capacity, the ability to realize accretive battery business focused on Military and IoT end markets with growth potential and opportunity to convert customers to premium silicon cells. Actual results could differ materially from these forward-looking statements as a result of certain risks and uncertainties, including, without limitation, our ability to improve energy density among our products, our ability to establish sufficient manufacturing and optimize manufacturing processes to meet demand, sourcing or establishing supply relationships, adequate funds to acquire our next manufacturing facility, market acceptance of our products, changes in consumer preferences or demands, changes in industry standards, the impact of technological development and competition, and global economic conditions, including inflationary and supply chain pressures, and political, social, and economic instability, including as a result of armed conflict, war or threat of war, terrorist activity or other security concerns or trade and other international disputes that could disrupt supply or delivery of, or demand for, our products. For additional information on these risks and uncertainties and other potential factors that could affect our business and financial results or cause actual results to differ from the results predicted, please refer to our filings with the Securities and Exchange Commission (the “SEC”), including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our most recently filed annual report on Form 10-K and quarterly report on Form 10-Q and other documents that we have filed, or that we will file, with the SEC. Any forward-looking statements made by us in this release speak only as of the date on which they are made and subsequent events may cause these expectations to change. We disclaim any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise, except as required by law.
For investor and media inquiries, please contact:
Enovix Corporation
Charles Anderson
Phone: +1 (612) 229-9729
Email: canderson@enovix.com
For media inquiries, please contact:
Enovix Corporation
Kristin Atkins
Phone: +1 (650) 815-6934
Email: katkins@enovix.com

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